Exhibit 10.2

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 17, 2025 (this “Fourth Amendment”), by and among Celanese Corporation, a Delaware corporation (“Holdings”), Celanese US Holdings LLC, a Delaware limited liability company (the “Company”), Celanese Europe B.V., a private limited liability company incorporated under the laws of the Netherlands and registered with the Dutch trade register under number 61484660 (“CBV”, and together with the Company, the “Borrowers”), the Subsidiary Guarantors party hereto, Bank of America, N.A., as administrative agent, (in such capacity, the “Administrative Agent”) for the Lenders (as defined below) and each of the Consenting Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings, the Company, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into the Revolving Credit Agreement, dated as of March 18, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of February 21, 2023, as amended by that certain Second Amendment to Credit Agreement dated as of February 16, 2024, as amended by that certain Third Amendment to Credit Agreement dated as of November 1, 2024 and as further amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Fourth Amendment have the same meanings assigned thereto in the Credit Agreement); and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Company has requested that the Lenders consent to the amendment of certain provisions of the Credit Agreement as set forth in this Fourth Amendment, and subject to the satisfaction of the conditions set forth herein, the Lenders party hereto (collectively, the “Consenting Lenders”) constituting not less than the Required Lenders as of the date hereof are willing to do so, on the terms set forth herein;

WHEREAS, Holdings, the Company, each lender from time to time party thereto and the Administrative Agent are also party to that certain Term Loan Credit Agreement dated as of March 18, 2022 and that certain Term Loan Credit Agreement, dated as of November 1, 2024 (each, a “Term Loan Credit Agreement”), each of which will be amended as of the date hereof; and

WHEREAS, BofA Securities, Inc. is engaged by the Company to act as the lead arranger for the transactions contemplated under this Fourth Amendment (in such capacity, the “Fourth Amendment Lead Arranger”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. On the Fourth Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth in the pages of the Credit Agreement attached as Exhibit A hereto (with text in the Credit Agreement attached as Exhibit A hereto indicated as being (I) deleted or “stricken text” textually in the same manner as the following example: ~~stricken text~~; and (II) new or added textually in the same manner as the following example: underlined text).

SECTION 2. Conditions of Effectiveness of the Fourth Amendment. This Fourth Amendment shall become effective on such date (the “Fourth Amendment Effective Date”) when the following conditions precedent have been satisfied:

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(a)         the Administrative Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this Fourth Amendment from Holdings, the Borrowers, each Subsidiary Guarantor and the Consenting Lenders constituting not less than the Required Lenders as of the Fourth Amendment Effective Date;

(b)        as of the Fourth Amendment Effective Date, (i) no Default or Event of Default shall exist, or would result from the transactions contemplated by this Fourth Amendment and (ii) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that representations already qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date (without regard to any earlier date referred to in the Credit Agreement);

(c)         the Administrative Agent shall have received a certificate signed by a Responsible Officer of Holdings certifying that the condition in Section 2(b) is satisfied as of the Fourth Amendment Effective Date;

(d)         prior to or substantially simultaneously with the Fourth Amendment Effective Date, each Term Loan Credit Agreements shall have been amended in a manner reasonably consistent with this Fourth Amendment;

(e)         (i) the Fourth Amendment Lead Arranger shall have received all fees payable to such Fourth Amendment Lead Arranger as separately agreed by the Company in writing and (ii) the Administrative Agent shall have received, for the ratable account of each Consenting Lender, all fees payable to such Consenting Lender as separately agreed by the Company in writing; and

(f)          the Administrative Agent shall have received all fees, charges and disbursements of counsel to the Administrative Agent and the Fourth Amendment Lead Arranger required to be reimbursed by this Fourth Amendment or the Credit Agreement (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Fourth Amendment Effective Date.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Fourth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto.

SECTION 3. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)        On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

(b)        The Credit Agreement, as specifically amended by this Fourth Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of, or Default or Event of Default under, any of the Loan Documents. On and after the Fourth Amendment Effective Date, this Fourth Amendment shall for all purposes constitute a Loan Document.

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(d)        Each Loan Party hereby expressly acknowledges and consents to the terms of this Fourth Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Fourth Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty to which it is a party. The execution of this Fourth Amendment shall not serve to effect a novation of the Obligations.

SECTION 4. Costs and Expenses. The Company hereby agrees to reimburse each of the Administrative Agent and the Fourth Amendment Lead Arranger for its reasonable and documented out-of-pocket expenses in connection with this Fourth Amendment in accordance with Section 10.04 of the Credit Agreement (with respect to the Fourth Amendment Lead Arranger, as though references in such Section to the Lead Arrangers in such Section were to the Fourth Amendment Lead Arranger, mutatis mutandis).

SECTION 5. Counterparts. This Fourth Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Fourth Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 6. Fourth Amendment Lead Arranger. The terms and provisions of Sections 9.08 and 10.16 are incorporated herein by reference as if set forth herein in their entirety and shall apply to this Fourth Amendment for the benefit of the Fourth Amendment Leader Arranger, mutatis mutandis (as though references therein to the Arrangers in such Sections were to the Fourth Amendment Lead Arranger).

SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fourth Amendment.

SECTION 8. Miscellaneous. Each of the parties hereto hereby agrees that Sections 10.12, 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Fourth Amendment as if originally set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CELANESE CORPORATION, as Holdings

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE US HOLDINGS LLC, as the Company and a Borrower

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE EUROPE B.V., as a Borrower

By:	/s/ Hicham Maatoug
	Name:	Hicham Maatoug
	Title:	Director

[Signature Page to Fourth Amendment (Revolving Facility)]

CELANESE AMERICAS LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE ACETATE LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE CHEMICALS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

cna holdings llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE INTERNATIONAL CORPORATION, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment (Revolving Facility)]

CELTRAN, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

kep americas engineering plastics, llc, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

ticona fortron inc., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA POLYMERS, INC., as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

TICONA LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment (Revolving Facility)]

CELANESE GLOBAL RELOCATION LLC, as a Subsidiary Guarantor

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE LTD., as a Subsidiary Guarantor

By:	Celanese International Corporation, its general partner

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

CELANESE SALES U.S. LTD., as a Subsidiary Guarantor

By:	Celanese International Corporation, its general partner

By:	/s/ Brandon Ayache
	Name:	Brandon Ayache
	Title:	Vice President and Treasurer

[Signature Page to Fourth Amendment (Revolving Facility)]

Acknowledged:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Devarshi Ojha
	Name:	Devarshi Ojha
	Title:	AVP

[Signature Page to Fourth Amendment (Revolving Facility)]

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Daniel Phelan
	Name:	Daniel Phelan
	Title:	Director

[Signature Page to Fourth Amendment (Revolving Facility)]

CITIBANK, N.A., as a Consenting Lender

By:	/s/ David Jaffe
	Name:	David Jaffe
	Title:	Vice President

[Signature Page to Fourth Amendment (Revolving Facility)]

Morgan Stanley Bank, N.A., as a Consenting Lender

By:	/s/ Aaron McLean	2/14/2025

Name:	Aaron McLean
Title:	Authorized Signatory

[Signature Page to Fourth Amendment (Revolving Facility)]

Morgan Stanley Senior Funding, Inc., as a Consenting Lender

By:	/s/ Aaron McLean	2/14/2025

Name:	Aaron McLean
Title:	Vice President

[Signature Page to Fourth Amendment (Revolving Facility)]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Ming K Chu
	Name:	Ming K Chu
	Title:	Director

By:	/s/ Marko Lukin
	Name:	Marko Lukin
	Title:	Vice President

[Signature Page to Fourth Amendment (Revolving Facility)]

PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Alexander Jodry
	Name:	Alexander Jodry
	Title:	Vice President

[Signature Page to Fourth Amendment (Revolving Facility)]

HSBC Bank USA, National Association as a Consenting Lender

By:	/s/ Peggy Yip
Name:	Peggy Yip
Title:	Managing Director

[Signature Page to Fourth Amendment (Revolving Facility)]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Signature Page to Fourth Amendment (Revolving Facility)]

MUFG BANK, LTD., as a Consenting Lender

By:	/s/ James Chaon
	Name:	James Chaon
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment (Revolving Facility)]

Sumitomo Mitsui Banking Corporation, as a Consenting Lender

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

[Signature Page to Fourth Amendment (Revolving Facility)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Victoria Roberts
	Name:	Victoria Roberts
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment (Revolving Facility)]

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Heather Thoma
	Name:	Heather Thoma
	Title:	Vice President

[Signature Page to Fourth Amendment (Revolving Facility)]

UNICREDIT BANK GMBH, NEW YORK BRANCH as a Consenting Lender

By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Managing Director

By:	/s/ Karan Dedhia
	Name:	Karan Dedhia
	Title:	Senior Associate

[Signature Page to Fourth Amendment (Revolving Facility)]

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment (Revolving Facility)]

Exhibit A

Amended Credit Agreement

[See Attached]

voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Covenant Increase Period” has the meaning set forth in Section 7.07(b).

“Covenant Relief Period” means the period commencing on the First Amendment Effective Date and ending on ~~(and including) the date of delivery of the Compliance Certificate for the fiscal quarter ending December 31, 2026~~the Maturity Date; provided that if as of any Test Date the Consolidated Leverage Ratio is not greater than 3.50:1.00 and the Company has delivered a Compliance Certificate in accordance with Section 6.02(a) demonstrating a Consolidated Leverage Ratio of not greater than 3.50:1.00 as of such applicable Test Date, the Company may elect in its sole discretion to terminate the Covenant Relief Period as of the next Business Day following such applicable Test Date by delivering written notice to the Administrative Agent of such termination.

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Credit Increase” has the meaning specified in Section 2.16(a).

“Credit Increase Amendment” has the meaning specified in Section 2.16(g).

“Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).

“Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s or Fitch (collectively, the “Debt Ratings”) of the Company’s non-credit-enhanced, senior unsecured long-term debt; provided that, in the case of non-uniform ratings (a) if there are three Debt Ratings available and any two Debt Ratings are in the same level, such matching level shall apply; (b) if there are three Debt Ratings available and each of the Debt Ratings is in a different level, the level that is the middle level shall apply; (c) if only two Debt Ratings are available and there is a split in such ratings, the higher rating (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 6 being the lowest) will apply, unless the split in such Debt Ratings is more than one level apart, in which case the rating that is one level lower than the higher rating will apply; (d) if only one Debt Rating is available, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (e) if the Company does not have any Debt Rating, Pricing Level 6 shall apply.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Deemed Public Materials” has the meaning specified in Section 6.02.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any,

“Foreign Obligor” means a Loan Party that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), program or agreement that is not subject to U.S. law and is maintained or contributed to by, or entered into with Holdings, the Company, any Borrower, any of their Subsidiaries, or any other entity to the extent Holdings or any Borrower could have any liability in respect of its current or former employees, other than any employee benefit plan, program or agreement that is sponsored or maintained exclusively by a Governmental Authority.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any contributions or payments required by applicable law or by the terms of such Foreign Plan; (b) the failure to register or loss of good standing with applicable Governmental Authorities of any such Foreign Plan required to be registered with such Governmental Authorities; or (c) the failure of any Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

“Fourth Amendment Effective Date” means February 17, 2025.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to each L/C Issuer, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of all outstanding L/C Obligations in respect of Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to each Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans made by such Swing Line Lender, other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States set forth in the Financial Accounting Standards Board Accounting Standards Codification or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to

Fiscal Quarter Ended	Consolidated Leverage Ratio
March 31, 2025	~~5.75~~6.50:1.00
June 30, 2025	~~5.75~~6.50:1.00
September 30, 2025	~~5.50~~6.50:1.00
December 31, 2025	~~5.25~~6.50:1.00
March 31, 2026	~~5.00~~6.25:1.00
June 30, 2026	~~4.75~~6.00:1.00
September 30, 2026	~~4.50~~5.75:1.00
December 31, 2026	~~4.00~~5.50:1.00
March 31, 2027	5.25:1.00
June 30, 2027	5.00:1.00
September 30, 2027	4.75:1.00
~~March~~December 31, 2027 and each fiscal quarter ended thereafter	~~3.50~~4.50:1.00

So long as the Financial Covenant has been decreased to 3.50:1.00 for at least two fiscal quarters, if a Qualifying Acquisition is consummated, the company may elect to increase the Financial Covenant to 4.25:1.00 for each of the four fiscal quarters ending thereafter, commencing with the fiscal quarter in which such Qualifying Acquisition is consummated (each such period of four fiscal quarters during which the Financial Covenant is so increased following a Qualifying Acquisition, a “Covenant Increase Period”); provided, that after the end of any Covenant Increase Period, the Company may elect to implement a new Covenant Increase Period in connection with a subsequent Qualifying Acquisition so long as two fiscal quarters have elapsed since the end of the most recent Covenant Increase Period; provided, further that the Company shall provide notice in writing to the Administrative Agent of its election to implement such Covenant Increase Period and a description of such Qualifying Acquisition (regarding the name of the Person or assets being acquired, the purchase price and the pro forma Consolidated Leverage Ratio immediately after giving effect thereto). Notwithstanding the foregoing, the Company may elect no more than two Covenant Increase Periods in total.

In the event of each Qualifying Disposition occurring during the Covenant Relief Period, the applicable Financial Covenant required pursuant to this Section 7.07(b) shall be decreased by 0.25:1.00; provided that Qualifying Dispositions consummated prior to the Second Amendment Effective Date shall not decrease the Financial Covenant in this Section 7.07(b) for Test Dates on or after March 31, 2024; provided further that the first Qualifying Disposition consummated after the Fourth Amendment Effective Date shall not be subject to this provision. For the avoidance of doubt, such 0.25:1.00 reduction shall (a) occur upon each Qualifying Disposition (if any) to occur during the Covenant Relief Period and (b) apply only for any fiscal quarters ending after such Qualifying Disposition but during the Covenant Relief Period.

If the Company has elected to terminate the Covenant Relief Period in accordance with the proviso to the definition thereof, the Financial Covenant for each fiscal quarter ended after the end of the Covenant Relief Period shall be a Consolidated Leverage Ratio of 3.50:1.00 in lieu of the levels set forth in the table above.